                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 27, 1998


                           CROWN RESOURCES CORPORATION
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Washington                 0-17480                84-1097086
--------------------           -----------            ----------------
   (State or other             (Commission            (I.R.S. Employer
   jurisdiction of             File Number)            Identification
    incorporation)                                         Number)



               1675 Broadway, Suite 2400, Denver, Colorado 80202
            -------------------------------------------------------
                    (Address of Principal Executive Offices)

  Registrant's telephone number,
  ------------------------------
  including area code:                           (303) 534-1030
  -------------------                            --------------


             1225 17th Street, Suite 1500, Denver, Colorado 80202
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
----------------------

     On February 24, 1998, the Board of Directors of the Company authorized the issue of 1,000,000 shares of common stock, priced at $4.625 per share, in a private placement, the terms of which are set forth in the attached Stock Purchase Agreement. The shares were purchased by a single London-based institutional investor. Use of proceeds will be for general corporate purposes. Further details are set forth in the press release issued by the Company in connection with the Board of Directors' approval of the Stock Purchase Agreement, attached hereto as an exhibit and incorporated herein by reference.
A copy of the Stock Purchase Agreement is attached hereto as an exhibit and incorporated herein by reference. The foregoing description of the Stock Purchase Agreement is qualified by reference to such exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information
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         and Exhibits.
         -------------


Exhibit
Number     Description
-------    -----------
 10.1      Form of Stock Purchase Agreement between Crown Resources
           Corporation and The Equitable Life Assurance Society, dated February 23, 1998.

 10.2      Letter of Agreement with Mr. David Williamson Associates Ltd.

 20.1      Press Release issued by the Company on March 2, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CROWN RESOURCES CORPORATION



Dated:     March 3, 1998                By:  /s/ James R. Maronick
        -------------------                  ---------------------
                                             James R. Maronick
                                             Vice President-Finance
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                               INDEX TO EXHIBITS
                               -----------------



Exhibit
Number         Description                                          Page No.
-------        -----------                                          --------
 10.1          Form of Stock Purchase Agreement between Crown
               Resources Corporation and The Equitable Life
               Assurance Society, dated February 23, 1998.

 10.2          Letter of Agreement with Mr. David Williamson
               Associates Ltd.

 20.1          Press Release issued by the Company on
               March 2, 1998.